Contingencies (Tables)	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Schedule of Claims of MCSA and NX Gold	As of December 31, 2022, based on the opinion of its legal advisers, the Company has not recognized provisions for the following claims as it is not probable that a cash outflow will occur:

	December 31, 2022	December 31, 2021
Social security tax (a)	$3,849	$3,415
Taxes (b)	12,008	9,531
Labour	2,089	1,219
Mining and other (c)	7,641	6,791
	$25,587	$20,956

(a) Social security tax
Social security claims relate to potential social security tax payments related to past payments to employees, including profit sharing, and payments made to external contractors. The Company strongly believes, based on precedent court case rulings, that these claims will be cancelled after administrative and judicial discussions.

(b) Tax

The Company evaluates tax uncertainties as described in note (3)(e). There are 120 tax claims (2021 – 122 claims) against MCSA which were evaluated as possible, but not probable, losses. The main subjects under discussion for the tax claims involve the validity of tax credits used to offset federal taxes.

(c) Mining

There are five administrative claims (2021 – five claims) filed by the Nacional Mining Agency regarding alleged differences in the calculation of certain sales taxes on mining revenue by MCSA. The Company, based on the opinion of its legal advisors, does not believe such claims will result in a probable cash outflow.